UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2023

Mach Natural Resources LP

(Exact name of registrant as specified in its charter)

Delaware	001-41849	93-1757616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14201 Wireless Way, Suite 300, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)

(405) 252-8100

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common units representing limited partner interests	MNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Mach Natural Resources LP, a Delaware limited partnership (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2023 (the “Original Report”). As previously disclosed in the Original Report, on December 28, 2023, the Company completed the acquisition of certain interests in oil and gas properties, rights and related assets located in Blaine, Caddo, Canadian, Custer, Dewey, Grady, Kingfisher and McClain Counties, Oklahoma from Paloma Partners IV, LLC, a privately-held Delaware limited liability company backed by EnCap Investments L.P., and its affiliated companies.

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the audited condensed financial statements of Paloma Partners IV Holdings, LLC (“Paloma”) as of December 31, 2022 and 2021, and for the years ended December 31, 2022 and 2021, (ii) the unaudited condensed financial statements of Paloma as of September 30, 2023 and for the nine months ended September 30, 2023 and 2022 and (iii) the unaudited pro forma condensed combined financial information of the Company as of September 30, 2023, and for the nine months ended September 30, 2023 and the year ended December 31, 2022. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Paloma

The audited condensed balance sheets of Paloma as of December 31, 2022 and 2021 and the audited condensed statements of operations, statements of members’ equity, and statements of cash flows for each of the years ended December 31, 2022 and 2021, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

The unaudited condensed balance sheet of Paloma as of September 30, 2023, and the unaudited condensed statements of operations, statements of members’ equity, and statements of cash flows for each of the nine months ended September 30, 2023 and 2022, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of September 30, 2023, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and for the year ended December 31, 2022, are filed herewith and attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of EEPB Company, independent auditor for Paloma.
99.1	Audited Condensed Financial Statements of Paloma Partners IV Holdings, LLC as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021.
99.2	Unaudited Condensed Financial Statements of Paloma Partners IV Holdings, LLC as of September 30, 2023 and for the nine months ended September 30, 2023 and 2022.
99.3	Unaudited Pro Forma Condensed Combined Financial Information of Mach Natural Resources LP as of September 30, 2023, for the nine months ended September 30, 2023, and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mach Natural Resources LP

	By:	Mach Natural Resources GP LLC,
its general partner

Dated: March 12, 2024	By:	/s/ Tom L. Ward
		Name:	Tom L. Ward
		Title:	Chief Executive Officer

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